SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2003

CardioGenesis Corporation

(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-28288 (Commission File Number)	77-0223740 (IRS Employer Identification No.)

26632 Towne Centre Drive, Suite 320,
Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s telephone number, including area code:	(714) 649-5000

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

Exhibit	Description

99.1	Press Release of CardioGenesis Corporation, dated July 23, 2003.

Item 9. Regulation FD Disclosure

     In accordance with the guidance provided by the Securities and Exchange Commission in Securities Act Release No. 33-8216, the information in this Current Report on Form 8-K, including the exhibit, which is intended to be furnished pursuant to Item 12 of Form 8-K, is instead being furnished pursuant to Item 9, and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities thereunder. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended.

     On July 23, 2003, the Registrant issued a press release announcing its earnings for the period ended June 30, 2003. A copy of that release is furnished as Exhibit 99.1 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION

Date: July 23, 2003	By:	/s/ DARRELL F. ECKSTEIN Darrell F. Eckstein President, Chief Operating Officer and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of CardioGenesis Corporation, dated July 23, 2003.